Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	CVS Health Corp.

		Title of Security	CVS 3.875%  2025

		Date of First Offering	7/13/2015

		Amount of Total Offering	"$3,000,000,000"

		Unit Price	 $98.99

		Underwriting Spread or Commission	0.65%

		Maturity Date	7/20/2025

		Total Par Value of Bonds Purchased	" 65,000 "

		Dollar Amount of Purchases	" $64,346 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.002%

		Percentage of Portfolio Assets
		Applied to Purchase	0.03%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	"Barclays Capital, Inc."

		Underwriting Syndicate Members	"Barclays, BNY Mellon Capital Markets, LLC,
JPMorgan, Wells Fargo Securities, MUFG, Fifth Third Securities, Loop Capital
Markets, Mizuho Securities, KeyBanc Capital Markets, BB&T Capital Markets, RBC
Capital Markets, PNC Capital Markets LLC, TD Securities, SunTrust Robinson
Humphrey, Santander, Capital One Securities, US Bancorp, SMBC Nikko, Regions
Securities LLC "


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	CVS Health Corp.

		Title of Security	CVS 5.125% 2045

		Date of First Offering	7/13/2015

		Amount of Total Offering	"$3,500,000,000"

		Unit Price	$99.635

		Underwriting Spread or Commission	0.88

		Maturity Date	7/20/2045

		Total Par Value of Bonds Purchased	" 65,000 "

		Dollar Amount of Purchases	" $64,763 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.002%

		Percentage of Portfolio Assets
		Applied to Purchase	0.03%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	"Barclays Capital, Inc."

		Underwriting Syndicate Members	"Barclays, BNY Mellon Capital Markets, LLC,
JPMorgan, Wells Fargo Securities, MUFG, Fifth Third Securities, Loop Capital
Markets, Mizuho Securities, KeyBanc Capital Markets, BB&T Capital Markets, RBC
Capital Markets, PNC Capital Markets LLC, TD Securities, SunTrust Robinson
 Humphrey, Santander, Capital One Securities, US Bancorp, SMBC Nikko, Regions
 Securities LLC "


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Nationwide Building Society

		Title of Security	NWIDE 3.90%  2025

		Date of First Offering	7/14/2015

		Amount of Total Offering	"$1,000,000,000"

		Unit Price	 $99.62

		Underwriting Spread or Commission	0.25%

		Maturity Date	7/21/2025

		Total Par Value of Bonds Purchased	" 200,000 "

		Dollar Amount of Purchases	" $199,246 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.020%

		Percentage of Portfolio Assets
		Applied to Purchase	0.088%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Deutsche Bank Securities

		Underwriting Syndicate Members	"Bank of America Merrill Lynch Int

Barclays Capital
Deutsche Bank Securities Inc
JP Morgan Securities"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Kohl's Corp.

		Title of Security	KSS 5.55%  2045

		Date of First Offering	7/14/2015

		Amount of Total Offering	" $450,000,000.00 "

		Unit Price	 $99.68

		Underwriting Spread or Commission	0.88%

		Maturity Date	7/17/2045

		Total Par Value of Bonds Purchased	" 135,000 "

		Dollar Amount of Purchases	" $134,569 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.030%

		Percentage of Portfolio Assets
		Applied to Purchase	0.059%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Goldman Sachs and Co.

		Underwriting Syndicate Members	"Goldman, Sachs & Co., US Bancorp,
Wells Fargo Securities, BofA Merrill Lynch, JPMorgan, Morgan Stanley, MUFG, BMO Capital Markets, BNY Mellon Capital Markets, LLC, Capital One Securities,
Comerica Securities, Fifth Third Securities, HSBC, PNC Capital Markets LLC, TD
 Securities, The Williams Capital Group, L.P."


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	"UnitedHealth Group, Inc."

		Title of Security	UNH 4.75%  2045

		Date of First Offering	7/20/2015

		Amount of Total Offering	"$2,000,000,000"

		Unit Price	 $99.59

		Underwriting Spread or Commission	0.88%

		Maturity Date	7/15/2045

		Total Par Value of Bonds Purchased	" 55,000 "

		Dollar Amount of Purchases	" $54,774 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.003%

		Percentage of Portfolio Assets
		Applied to Purchase	0.024%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	BofA Merrill Lynch

		Underwriting Syndicate Members	"JPMorgan, Barclays, BofA Merrill Lynch,
Citigroup, Morgan Stanley, UBS Investment Bank, BNY Mellon Capital Markets,LLC,
Credit Suisse, Deutsche Bank Securities, Goldman, Sachs & Co., US Bancorp,
Wells Fargo Securities"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Celgene Corp.

		Title of Security	CELG 3.875%  2025

		Date of First Offering	8/3/2015

		Amount of Total Offering	" $2,500,000,000 "

		Unit Price	 $99.03

		Underwriting Spread or Commission	0.45%

		Maturity Date	8/15/2025

		Total Par Value of Bonds Purchased	" 100,000 "

		Dollar Amount of Purchases	" $99,034 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.004%

		Percentage of Portfolio Assets
		Applied to Purchase	0.045%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Citigroup Global Markets

		Underwriting Syndicate Members	"JPMorgan, BofA Merrill Lynch, Citigroup,
 Deutsche Bank Securities, Barclays, Credit Suisse, Goldman, Sachs & Co.,
Morgan Stanley, HSBC, MUFG, Standard Chartered Bank, PNC Capital Markets LLC,
US Bancorp"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Celgene Corp.

		Title of Security	CELG 5.00% 2045

		Date of First Offering	8/3/2015

		Amount of Total Offering	"$2,000,000,000"

		Unit Price	 $99.69

		Underwriting Spread or Commission	0.88%

		Maturity Date	8/15/2045

		Total Par Value of Bonds Purchased	" 35,000 "

		Dollar Amount of Purchases	" $34,892 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.002%

		Percentage of Portfolio Assets
		Applied to Purchase	0.016%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	BofA Merrill Lynch

		Underwriting Syndicate Members	"JPMorgan, BofA Merrill Lynch, Citigroup,
Deutsche Bank Securities, Barclays, Credit Suisse, Goldman, Sachs & Co., Morgan
Stanley, HSBC, MUFG, Standard Chartered Bank, PNC Capital Markets LLC, US
Bancorp"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	State Street Corp.

		Title of Security	STT 3.55% 2025

		Date of First Offering	8/13/2015

		Amount of Total Offering	"$1,300,000,000"

		Unit Price	 $99.87

		Underwriting Spread or Commission	0.45%

		Maturity Date

		Total Par Value of Bonds Purchased	" 155,000 "

		Dollar Amount of Purchases	" $154,792 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.012%

		Percentage of Portfolio Assets
		Applied to Purchase	0.071%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Goldman Sachs & Co.

		Underwriting Syndicate Members	"Goldman, Sachs & Co., BofA Merrill Lynch,
 JPMorgan, Morgan Stanley, Credit Suisse, Deutsche Bank Securities, UBS
Investment Bank, Wells Fargo Securities, Siebert Capital Markets,
Lebenthal & Co., LLC"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	"Gilead Sciences, Inc."

		Title of Security	GILD 4.75%  2046

		Date of First Offering	9/9/2015

		Amount of Total Offering	" $2,250,000,000.00 "

		Unit Price	 $99.59

		Underwriting Spread or Commission	0.88%

		Maturity Date	3/1/2046

		Total Par Value of Bonds Purchased	" 95,000 "

		Dollar Amount of Purchases	" $94,608 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.004%

		Percentage of Portfolio Assets
		Applied to Purchase	0.044%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	BofA Merrill Lynch

		Underwriting Syndicate Members	"BofA Merrill Lynch, JPMorgan, Goldman Sachs
 & Co., Barclays, RBC Capital Markets, MUFG, SMBC Nikko, US Bancorp, The
Williams Capital Group, LP, Evercore ISI, Financial Advisor, J Wood Capital
Advisors"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	"Biogen, Inc. "

		Title of Security	BIIB 5.20%  2045

		Date of First Offering	9/10/2015

		Amount of Total Offering	" $1,750,000,000 "

		Unit Price	 $99.29

		Underwriting Spread or Commission	0.88%

		Maturity Date	9/15/2045

		Total Par Value of Bonds Purchased	" 55,000 "

		Dollar Amount of Purchases	"$54,612"

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.003%

		Percentage of Portfolio Assets
		Applied to Purchase	0.026%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Goldman Sachs and Company NY

		Underwriting Syndicate Members	"Goldman, Sachs & Co., BofA Merrill Lynch,
Credit Suisse, Morgan Stanley, Deutsche Bank Securities, JPMorgan, MUFG, HSBC,
 Mizuho Securities, US Bancorp"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Petroles Mexicanos

		Title of Security	PEMEX 6.875% 2026

		Date of First Offering	1/28/2016

		Amount of Total Offering	" $2,994,450,000 "

		Unit Price	 $99.82

		Underwriting Spread or Commission	0.17%

		Maturity Date	8/4/2026

		Total Par Value of Bonds Purchased	" 240,000 "

		Dollar Amount of Purchases	" $239,556 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.008%

		Percentage of Portfolio Assets
		Applied to Purchase	0.121%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	BofA Merrill Lynch

		Underwriting Syndicate Members	"Bank of America Merrill Lynch, BBVA
Securities Inc, JP Morgan Securities, Santander Investment Securities Inc"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Pioneer Natural Resources Co. (PXD)

		Title of Security	Pioneer Natural Resources Co. (PXD)

		Date of First Offering	1/6/2016

		Amount of Total Offering	" $1,404,000,000 "

		Unit Price	 $117.00

		Underwriting Spread or Commission	$1.22

		Number of Shares Purchased	 522

		Dollar Amount of Purchases	" $61,074 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.004%

		Percentage of Portfolio Assets
		Applied to Purchase	0.031%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Citigroup

		Underwriting Syndicate Members	BofA Merrill Lynch, Citigroup, Credit
 Suisse, J.P. Morgan


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Microsoft Corp.

		Title of Security	MSFT 4.45%  2045

		Date of First Offering	10/29/2015

		Amount of Total Offering	"$3,000,000,000"

		Unit Price	 $99.66

		Underwriting Spread or Commission	0.88%

		Maturity Date	11/3/2045

		Total Par Value of Bonds Purchased	" 125,000 "

		Dollar Amount of Purchases	" $124,569 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.004%

		Percentage of Portfolio Assets
		Applied to Purchase	0.057%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Wells Fargo Advisors

		Underwriting Syndicate Members	"BofA Merrill Lynch, JPMorgan, Wells Fargo
Securities, Barclays, Citigroup, Goldman, Sachs & Co., HSBC, CastleOak
Securities, L.P., Loop Capital Markets, MFR Securities, Inc., Mischler
Financial Group, Inc., Ramirez & Co., Inc., The Williams Capital Group, L.P."


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	"Consolidated Edison Company of New York, Inc."

		Title of Security	ED 4.50%  2045

		Date of First Offering	11/12/2015

		Amount of Total Offering	" $650,000,000 "

		Unit Price	 $99.90

		Underwriting Spread or Commission	0.88%

		Maturity Date	12/1/2045

		Total Par Value of Bonds Purchased	" 95,000 "

		Dollar Amount of Purchases	" $94,905 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.015%

		Percentage of Portfolio Assets
		Applied to Purchase	0.043%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Barclays Capital Inc.

		Underwriting Syndicate Members	"BofA Merrill Lynch, JPMorgan, Wells Fargo
Securities, MUFG, KeyBanc Capital Markets, US Bancorp, CIBC Capital Markets,
SMBC Nikko, Loop Capital Markets, Ramirez & Co., Inc."


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Lockheed Martin Corp.

		Title of Security	LMT 4.70%  2046

		Date of First Offering	11/16/2015

		Amount of Total Offering	" $2,000,000,000 "

		Unit Price	 $98.52

		Underwriting Spread or Commission	0.88

		Maturity Date	5/15/2046

		Total Par Value of Bonds Purchased	" 49,000 "

		Dollar Amount of Purchases	" $48,274 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.002%

		Percentage of Portfolio Assets
		Applied to Purchase	0.022%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Citigroup Global Markets

		Underwriting Syndicate Members	"Citigroup, Goldman, Sachs & Co., JPMorgan,
Morgan Stanley, BofA Merrill Lynch, Credit Agricole CIB, Mizuho Securities,
Wells Fargo Securities, Lloyds Securities, US Bancorp, ANZ Securities, Barclays,
 RBC Capital Markets, SMBC Nikko, TD Securities, UniCredit Capital Markets,
Academy Securities, Blaylock Beal Van, LLC, C.L. King & Associates, Drexel
Hamilton, Mischler Financial Group, Inc., Ramirez & Co., Inc., Siebert
Brandford  Shank & Co., L.L.C., The Williams Capital Group, L.P."


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	McDonald's Corp.

		Title of Security	MCD 4.875%  2045

		Date of First Offering	12/2/2015

		Amount of Total Offering	" $1,750,000,000 "

		Unit Price	 $100.00

		Underwriting Spread or Commission	0.88%

		Maturity Date	12/9/2045

		Total Par Value of Bonds Purchased	" $35,000 "

		Dollar Amount of Purchases	" $35,000 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.002%

		Percentage of Portfolio Assets
		Applied to Purchase	0.016%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Morgan Stanley and Co.

		Underwriting Syndicate Members	"Citigroup Global Markets, Inc., Goldman,Sachs
 & Co., JPMorgan, Merrill Lynch, Pierce, Fenner & Smith Inc., Mizuho Securities
 USA Inc.,  Morgan Stanley & Co., LLC, SG Americas Securities, LLC, ANZ
Securities, Inc, Barclays Capital Inc., Blaylock Beal Van, LLC, BNP Paribas
Securities Corp., Drexel Hamilton, LLC, HSBC Securities (USA) Inc., ING
Financial Markets LLC, Lebenthal & Co., LLC, Mitsubishi UFJ Securities (USA),
 Inc., PNC Capital Markets LLC, Rabo Securities USA, Inc. RBC Capital Markets
, LLC, RBS SEcurities Inc., Samuel A. Ramirez & Company, Inc., Scotia Capital
(USA) Inc., SMBC Nikko Securities America, Inc., Standard Chartered Bank,
SunTrust Robinson Humphrey, Inc., TD Securities (USA) LLC, The Williams
 Capital Group, L.P., Unicredit Capital Markets LLC, U.S. Bancorp Investments,
Inc., Wells Fargo Securities, LLC"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	"Columbia Pipeline Group, Inc. "

		Title of Security	"Columbia Pipeline Group, Inc. (CPGX) "

		Date of First Offering	12/2/2015

		Amount of Total Offering	" $1,251,250,000 "

		Unit Price	 $17.50

		Underwriting Spread or Commission	 $0.525

		Number of Shares Purchased	" 1,400 "

		Dollar Amount of Purchases	" $24,500 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.002%

		Percentage of Portfolio Assets
		Applied to Purchase	0.011%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Credit Suisse

		Underwriting Syndicate Members	"Goldman, Sachs & Co. / Credit Suisse
/ Barclays / Citigroup / J.P. Morgan / Wells Fargo Securities / BBVA Securities
BNP Paribas / BofA Merrill Lynch / Mizuho Securities / Morgan Stanley / MUFG /
Scotia Howard Weil / Academy Securities / Fifth Third Securities / KeyBanc
Capital Markets / Piper Jaffray / The Huntington Investment Company / Tuohy
Brothers"



		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Aggressive Growth
		Name of Subadviser	Wells Capital Management

		Name of Issuer	Jarden Corp. (JAH)

		Title of Security	Jarden Corp. (JAH)

		Date of First Offering	7/17/2015

		Amount of Total Offering	" $872,000,000.00 "

		Unit Price	 $54.50

		Underwriting Spread or Commission	2.75%

		Number of Shares Purchased	"18,380"

		Dollar Amount of Purchases	" $1,001,710 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.1149%

		Percentage of Portfolio Assets
		Applied to Purchase	0.6295%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased

		Underwriting Syndicate Members	"Barclays, Credit Suisse, UBS, RBC,
Suntrust, Wells Fargo"

		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Aggressive Growth
		Name of Subadviser	Wells Capital Management

		Name of Issuer	"Penumbria, Inc. (PEN)"

		Title of Security	"Penumbria, Inc. (PEN)"

		Date of First Offering	9/18/2015

		Amount of Total Offering	" $120,000,000 "

		Unit Price	 $30.00

		Underwriting Spread or Commission	0.07

		Number of Shares Purchased	64

		Dollar Amount of Purchases	" $1,920 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.0016%

		Percentage of Portfolio Assets
		Applied to Purchase	0.0013%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased

		Underwriting Syndicate Members	"JP Morgan, BAML"